UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2010

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34606	06-1346495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Lockeway Drive Suite 501 Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Cellu Tissue Holdings, Inc. issued a press release today announcing results for the quarter ended May 27, 2010. The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished hereunder and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following is being furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits

99.1	Release, dated July 7, 2010, “Cellu Tissue Holdings, Inc. Announces First Quarter Fiscal 2011 Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc. (Registrant)

Date: July 7, 2010	By:	/s/ David J. Morris
Mr. David J. Morris Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Release, dated July 7, 2010, “Cellu Tissue Holdings, Inc. Announces First Quarter Fiscal 2011 Results”